Filed pursuant to Rule 497(e)
File Nos. 333-148624 and 811-22167
ALLIANZ FUNDS MULTI-STRATEGY TRUST
Supplement Dated April 25, 2011
to the Statutory Prospectus for Class A, Class B, Class C and Class R Shares
of Allianz Multi-Strategy Funds Dated April 1, 2011 (as revised April 11, 2011)
and to the Statutory Prospectus for Institutional Class, Class P, Administrative Class and Class D Shares
of Allianz Multi-Strategy Funds Dated April 1, 2011 (as revised April 11, 2011)

     Within the Allianz Multi-Strategy Funds Prospectuses, the subsection entitled “How to Buy and Sell Shares – Verification of Identity” is hereby restated in its entirety as follows:

Verification of Identity	To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person who opens a new account:

1. Name.
2. Date of birth (for individuals).
3. Residential or business street address.
4. Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Shares of the Funds are publicly offered for sale only in the U.S., its territories and possessions.
Please retain this Supplement for future reference.